FORM OF
SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING
T. ROWE PRICE

[Upon login to www.proxyweb.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

/ / / / / /

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
-OR-

Input C

To vote each proposal separately, click the VOTE button only.
[VOTE]

Input D

Example of Proxy Card

Text 2 - (right justified)

proxyweb.com/proxy is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using
Netscape version 4.7 or Internet Explorer versions 5.0 or higher and using a display resolution of 800 X 600.

Graphic II - (right justified)

Graphic:

(Check)eriSign
Secure
Site
Click to verify

[Upon input of control number and selection of input B or input C shareholder is directed to Proxyweb Voting Ballot (Screen 2)]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
T. Rowe Price
[Fund Name]

Text 2 - (centered)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[Title of proposal to be inserted]	[FOR ALL NOMINEES][WITHHOLD AUTHORITY] [FOR ALL EXCEPT]

Input B - (left justified)

Proposal 2.	[Title of proposal to be inserted]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

To receive an optional email confirmation, enter your email address here:

/ /

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Press this button to [SUBMIT] your proxy vote.

[Upon submission of vote shareholder is directed to Proxyweb Confirmation Screen (Screen 3)]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
T. Rowe Price
[Fund Name]

Thank you! Your vote has been submitted

Text 2 - (centered)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

Text 3 - (left justified)

Proposal 1.	[Title of proposal to be inserted]	[FOR ALL NOMINEES][WITHHOLD AUTHORITY] [FOR ALL EXCEPT]
Proposal 2.	[Title of proposal to be inserted]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[If no email confirmation was requested]: No email confirmation has been sent.

[If email confirmation was requested]: Your email confirmation has been sent to: [internet address]

Hyperlink 1 - (centered)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of
Proxyweb Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
[fund name], as follows:

Proposal 1. [proposal title].......... [FOR ALL NOMINEES] [WITHHOLD AUTHORITY][FOR ALL EXCEPT]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Click here to Return

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Voting Service]

[If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address]

Form Of
Proxyweb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to
[fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR ALL NOMINEES] [WITHHOLD AUTHORITY][FOR ALL EXCEPT]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.